Other Assets	6 Months Ended
Jun. 30, 2021
Other Assets [Abstract]
Other Assets

Note 7 - Other Assets

As of December 31, 2020, the balance of other assets was primarily comprised of advance payment for purchasing eight copyrighted trading software in the amount of $5,950,000.

In December 2020, the Group entered into an asset acquisition agreement with Hangzhou Lanlian Technology Co., Ltd (“Lanlian”), in a single transaction, to acquire eight separate copyrighted trading software programs at closing. The acquisition was closed in March 2021, with the Group acquiring eight copyrighted trading software programs (“Assets Portfolio”) with titles transferred. The aggregate purchase price for the Assets Portfolio was approximately $8.0 million, inclusive of capital expenditure commitments and transaction costs. In addition, as a result of Deed of Assignments entered as discussed in Note 6, the aggregate purchase price was fully settled and the $5,950,000 in other assets was transferred to fixed assets.

In May 2021, the Group made a long-term deposit in the amount of $375,000 for electric power costs. The deposit will be refunded at the end of the operation.